UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2022

Kinetik Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38048	81-4675947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 Post Oak Blvd., Suite 300 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

(713) 621-7330

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	KNTK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Kinetik Holdings Inc. (the “Company”) held on June 30, 2022 (the “Annual Meeting”), the Company’s shareholders voted upon the following two proposals, each of which is described in more detail in the Company’s 2022 proxy statement. The votes presented below reflect the shares outstanding as of May 11, 2022, the record date, and do not give effect to the Company’s two-for-one stock split effected via a stock dividend on June 8, 2022. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The shareholders elected each of the individuals listed below to the Company’s board of directors to serve a one-year term expiring at the Company’s 2023 annual meeting of shareholders.

	For	Withhold	Abstain	Broker Non-Votes
Elizabeth P. Cordia	38,942,181	466,576	—	1,597,898
David I. Foley	39,358,687	50,070	—	1,597,898
Thomas Lefebvre	39,385,748	23,009	—	1,597,898
D. Mark Leland	39,382,230	26,527	—	1,597,898
Kevin S. McCarthy	37,929,669	1,479,088	—	1,597,898
John-Paul Munfa	39,385,361	23,396	—	1,597,898
Joseph Payne	37,921,051	1,487,706	—	1,597,898
Ben C. Rodgers	39,281,190	127,567	—	1,597,898
Laura A. Sugg	39,394,478	14,279	—	1,597,898
Jamie Welch	38,714,815	693,942	—	1,597,898

Proposal 2: Ratification of the Appointment of Independent Auditor

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the shareholders, with votes as follows:

For	Against	Abstain	Broker Non-Votes
40,999,513	5,707	1,435	—

Item 8.01	Other Events.

Historical and Pro Forma Financial Statements

As reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) by the Company on February 28, 2022 (the “Original Form 8-K”), on February 22, 2022, the Company consummated the transactions (the “Transactions”) contemplated by the Contribution Agreement, dated as of October 21, 2021 (the “Contribution Agreement”), by and among the Company, Kinetik Holdings LP (f/k/a Altus Midstream LP), a Delaware limited partnership, New BCP Raptor Holdco, LLC, a Delaware limited liability company, and solely for the purposes set forth therein, BCP Raptor Holdco, LP, a Delaware limited partnership.

This Current Report on Form 8-K provides revised historical financial statements, attached as Exhibit 99.1 hereto, which are incorporated into this Item 8.01 by reference. These historical financial statements are being revised to retroactively adjust BCP Raptor Holdco, LP’s (the “accounting acquirer”) legal capital to reflect the legal capital of Kinetik Holdings Inc. (the “accounting acquiree”) to give retrospective effect to the Transactions and include a reissued audit opinion in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description

23.1	Consent of KPMG LLP, relating to the consolidated financial statements of BCP Raptor Holdco, LP.

99.1	Historical audited consolidated financial statements of BCP Raptor Holdco, LP as of December 31, 2021 and 2020 and for each of the years in the three-year period ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2022

KINETIK HOLDINGS INC.

By:	/s/ Todd Carpenter
Name:	Todd Carpenter
Title:	General Counsel, Secretary and Chief Compliance Officer

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